EXHIBIT 99.1
                                  ------------

              Computational Materials filed on September 30, 2005.




                                       6



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


RAST 2005-A12 final - Price/Yield - A8

Balance           $25,000,000.00      Delay           0               Index          LIBOR_1MO|3.83    WAC
Coupon            4.38                Dated           9/25/2005       Mult/Margin    1.0 / .55         NET
Settle            9/30/2005           First Payment   10/25/2005      Cap/Floor      5.5 / .55         Contrib Wac

Price                                   25              50              75              100              125             150
                                     Yield           Yield           Yield            Yield            Yield           Yield
                 99-12                4.51            4.56            4.63             4.72             4.80            4.87
                 99-16                4.49            4.53            4.58             4.66             4.72            4.78
                 99-20                4.47            4.50            4.54             4.60             4.65            4.69
                 99-24                4.46            4.48            4.50             4.54             4.57            4.60
                 99-28                4.44            4.45            4.46             4.48             4.49            4.51
                100-00                4.42            4.42            4.42             4.42             4.42            4.42
                100-04                4.40            4.39            4.38             4.36             4.35            4.33
                100-08                4.39            4.37            4.34             4.30             4.27            4.24
                100-12                4.37            4.34            4.30             4.24             4.20            4.15
                100-16                4.35            4.31            4.26             4.18             4.12            4.06
                100-20                4.33            4.28            4.22             4.12             4.05            3.98

                   WAL               10.21            5.89            3.65             2.27             1.80            1.49
              Mod Durn                7.16            4.56            3.06             2.07             1.67            1.40
      Principal Window       Oct05 - Jul35   Oct05 - Jul35   Oct05 - Jul35    Oct05 - Feb12    Oct05 - Mar10   Oct05 - May09

             LIBOR_1MO                3.83            3.83            3.83             3.83             3.83            3.83
                Prepay              25 PPC          50 PPC          75 PPC          100 PPC          125 PPC         150 PPC
   Optional Redemption             Call (N)        Call (N)        Call (N)         Call (N)         Call (N)        Call (N)


                                       6.13134  WAM                   357
                                       5.81741  WALA                    3
                                       6.1345

Price                                      175            200
                                         Yield          Yield
                 99-12                    4.94           5.02
                 99-16                    4.84           4.90
                 99-20                    4.73           4.78
                 99-24                    4.63           4.66
                 99-28                    4.52           4.54
                100-00                    4.42           4.42
                100-04                    4.32           4.30
                100-08                    4.21           4.18
                100-12                    4.11           4.06
                100-16                    4.00           3.94
                100-20                    3.90           3.83

                   WAL                    1.27           1.10
              Mod Durn                    1.20           1.04
      Principal Window           Oct05 - Oct08  Oct05 - Apr08

             LIBOR_1MO                    3.83           3.83
                Prepay                 175 PPC        200 PPC
   Optional Redemption                 Call (N)       Call (N)


         Yield Curve Mat     1MO     3MO    6MO     2YR     3YR     5YR    10YR    30YR
                     Yld 3.13884 3.49573 3.8205 4.04122 4.05398 4.09939 4.28274 4.55255



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan
Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or
Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS
DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


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


RAST 2005-A12 final - Price/Yield - A10

Balance                $20,000,000.00    Delay            0                 Index            LIBOR_1MO | 3.83  WAC
Coupon                 4.28              Dated            9/25/2005         Mult / Margin    1.0 / .45         NET
Settle                 9/30/2005         First Payment    10/25/2005        Cap / Floor      5.5 / .45         Contrib Wac

Price                                 25               50                75              100              125             150
                                   Yield            Yield             Yield            Yield            Yield           Yield
                 99-14              4.41             4.48              4.56             4.64             4.71            4.79
                 99-18              4.39             4.44              4.51             4.57             4.62            4.68
                 99-22              4.37             4.41              4.45             4.50             4.54            4.58
                 99-26              4.35             4.37              4.40             4.42             4.45            4.47
                 99-30              4.33             4.34              4.35             4.35             4.36            4.37
                100-02              4.31             4.30              4.29             4.28             4.27            4.27
                100-06              4.29             4.27              4.24             4.21             4.19            4.16
                100-10              4.27             4.23              4.18             4.14             4.10            4.06
                100-14              4.25             4.19              4.13             4.07             4.01            3.96
                100-18              4.23             4.16              4.08             4.00             3.93            3.85
                100-22              4.21             4.12              4.02             3.93             3.84            3.75

                   WAL              8.19             4.10              2.54             1.91             1.53            1.28
              Mod Durn              6.18             3.51              2.31             1.77             1.44            1.21
      Principal Window     Oct05 - Jan29    Oct05 - Feb21     Oct05 - Mar12    Oct05 - Mar10    Oct05 - Mar09   Oct05 - Aug08

             LIBOR_1MO              3.83             3.83              3.83             3.83             3.83            3.83
                Prepay            25 PPC           50 PPC            75 PPC          100 PPC          125 PPC         150 PPC
   Optional Redemption           Call (N)         Call (N)          Call (N)         Call (N)         Call (N)        Call (N)


                                       6.13134  WAM                    357
                                       5.81741  WALA                     3
                                        6.1345

Price                                      175             200
                                         Yield           Yield
                 99-14                    4.86            4.94
                 99-18                    4.74            4.80
                 99-22                    4.62            4.66
                 99-26                    4.50            4.53
                 99-30                    4.38            4.39
                100-02                    4.26            4.25
                100-06                    4.14            4.11
                100-10                    4.02            3.97
                100-14                    3.90            3.84
                100-18                    3.78            3.70
                100-22                    3.66            3.56

                   WAL                    1.09            0.95
              Mod Durn                    1.04            0.91
      Principal Window           Oct05 - Feb08   Oct05 - Oct07

             LIBOR_1MO                    3.83            3.83
                Prepay                 175 PPC         200 PPC
   Optional Redemption                 Call (N)        Call (N)



            Yield Curve Mat   1MO     3MO    6MO     2YR     3YR     5YR    10YR    30YR
                        Yld 3.13884  3.49573  3.8205 4.04122 4.05398 4.09939 4.28274 4.55255



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan
Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information.
Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by
Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or
Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS
DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


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